PROSPECTUS

May 1, 1999

                ML of New York Variable Life Separate Account II

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                   issued by
                     ML LIFE INSURANCE COMPANY OF NEW YORK
                  Home Office: 100 Church Street, 11th Floor,
                         New York, New York 10080-6511
                         Service Center: P.O. Box 9025
                     Springfield, Massachusetts 01102-9025
                                1414 Main Street
                     Springfield, Massachusetts 01144-1007
                             Phone: (800) 354-5333
                                offered through
               Merrill Lynch, Pierce, Fenner & Smith Incorporated

This Prospectus describes contracts which generally are modified endowment contracts under federal tax law. Most distributions will have tax consequences and/or penalties.

Generally, through the first 14 days following a Contract's in force date, we will invest your initial payment in the investment division of the ML of New York Variable Life Separate Account II (the "Separate Account") investing in the Money Reserve Portfolio. Afterward, you may reallocate your investment base to any five of the investment divisions of the Separate Account. We then invest each investment division's assets in corresponding portfolios of the following:

-   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
      -  Basic Value Focus Fund
      -  Global Bond Focus Fund
      -  Global Utility Focus Fund
      -  International Equity Focus Fund
      -  Developing Capital Markets Focus Fund
      -  Special Value Focus Fund
      -  Index 500 Fund
-   MERRILL LYNCH SERIES FUND, INC.
      -  Money Reserve Portfolio
      -  Intermediate Government Bond Portfolio
      -  Long-Term Corporate Bond Portfolio
      -  High Yield Portfolio
      -  Capital Stock Portfolio
      -  Growth Stock Portfolio
      -  Multiple Strategy Portfolio
      -  Natural Resources Portfolio
      -  Global Strategy Portfolio
      -  Balanced Portfolio
-   AIM VARIABLE INSURANCE FUNDS, INC.
      -  AIM V.I. Capital Appreciation Fund
      -  AIM V.I. Value Fund
-   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
      -  Premier Growth Portfolio
-   MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
      -  MFS Emerging Growth Series
      -  MFS Research Series
-   MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES
    Fourteen maturity dates ranging from February 15, 2000 -- February 15, 2014

Currently, you may change your investment allocation as often as you like.

We guarantee that regardless of investment results, insurance coverage will continue for the insured's life, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the initial payment. During this guarantee period, we will terminate the Contract only if loan debt exceeds certain contract values. After the guarantee period ends, the Contract will remain in effect as long as the net cash surrender value is sufficient to cover all charges due. While the Contract is in effect, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will never be less than the face amount.

You may:

    - make additional payments subject to certain conditions
    - change the face amount of your Contract subject to certain conditions
    - redeem the Contract for its net cash surrender value
    - make partial withdrawals
    - borrow up to the loan value of your Contract

The net cash surrender value will vary with the investment results of the investment divisions chosen. We don't guarantee any minimum cash surrender value.

You may return the Contract or exchange it for a contract with benefits that don't vary with the investment results of a separate account.

It may not be advantageous to replace existing insurance with the Contract.

PURCHASING THIS CONTRACT INVOLVES CERTAIN RISKS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, YOU COULD LOSE ALL OR PART OF THE MONEY YOU INVEST. EXCEPT FOR THE GUARANTEED DEATH BENEFIT WE PROVIDE, YOU BEAR ALL INVESTMENT RISKS. WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR FUNDS WILL PERFORM.

LIFE INSURANCE IS INTENDED TO BE A LONG TERM INVESTMENT. YOU SHOULD EVALUATE YOUR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS-REGISTERED TRADEMARK-VARIABLE INSURANCE TRUST-SM-; THE HOTCHKIS AND WILEY VARIABLE TRUST; THE MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                   ---------
IMPORTANT TERMS..................................................................................          5
SUMMARY OF THE CONTRACT..........................................................................          6
    What the Contract Provides...................................................................          6
    Availability and Payments....................................................................          7
    The Investment Base..........................................................................          7
    The Investment Divisions.....................................................................          8
    Illustrations ...............................................................................          8
    Replacement of Existing Coverage.............................................................          8
    Right to Cancel ("Free Look" Period) or Exchange.............................................          8
    Distributions From The Contract..............................................................          8
    Fees and Charges.............................................................................          9
    Joint Insureds...............................................................................          9
FACTS ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK, MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED, THE SEPARATE ACCOUNT, THE FUNDS, AND THE ZERO FUNDS..............................         10
    ML Life Insurance Company of New York........................................................         10
    Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S)..................................         10
    CMA Account Reporting........................................................................         10
    The Separate Account.........................................................................         10
    Net Rate of Return for an Investment.........................................................         12
    Changes Within the Separate Account..........................................................         12
THE FUNDS .......................................................................................         13
    The Series Fund..............................................................................         13
    The Variable Series Funds....................................................................         14
    The AIM V.I. Funds...........................................................................         15
    The Alliance Fund............................................................................         16
    The MFS Trust................................................................................         16
    The Hotchkis and Wiley Trust.................................................................         17
    The Mercury V.I. Funds.......................................................................         17
    Special Risks In Certain Funds...............................................................         18
    The Operation of the Funds...................................................................         19
    The Zero Trusts..............................................................................         20
FACTS ABOUT THE CONTRACT.........................................................................         21
    Who May be Covered...........................................................................         21
    Initial Payment..............................................................................         22
    Right to Cancel ("Free Look" Period).........................................................         23
    Making Additional Payments...................................................................         23
    Changing the Face Amount.....................................................................         26
    Investment Base..............................................................................         27
    Charges .....................................................................................         28
    Charges Deducted from the Investment Base....................................................         28
    Charges to the Separate Account..............................................................         29
    Charges to Fund Assets.......................................................................         30
    Guarantee Period.............................................................................         31
    Net Cash Surrender Value.....................................................................         32
    Partial Withdrawals..........................................................................         33
    Loans .......................................................................................         34
    Death Benefit Proceeds.......................................................................         35
    Payment of Death Benefit Proceeds............................................................         36

                                                                                                     Page
                                                                                                   ---------
    Dollar Cost Averaging........................................................................         37
    Right to Exchange Contract...................................................................         37
    Income Plans.................................................................................         38
    Reports to Contract Owners...................................................................         38
MORE ABOUT THE CONTRACT..........................................................................         39
    Using the Contract...........................................................................         39
    Some Administrative Procedures...............................................................         41
    Other Contract Provisions....................................................................         42
    Group or Sponsored Arrangements..............................................................         42
    Unisex Legal Considerations..................................................................         43
    Selling the Contracts........................................................................         43
    Tax Considerations...........................................................................         44
    ML Life Insurance Company of New York's Income Taxes.........................................         46
    Reinsurance .................................................................................         46
ILLUSTRATIONS....................................................................................         46
JOINT INSUREDS...................................................................................         53
    Availability and Payments....................................................................         53
    Who May be Covered...........................................................................         53
    Initial Payment..............................................................................         53
    Making Additional Payments...................................................................         53
    Changing the Face Amount.....................................................................         54
    Charges Deducted from the Investment Base....................................................         54
    Guarantee Period.............................................................................         54
    Net Cash Surrender Value.....................................................................         54
    Death Benefit Proceeds.......................................................................         54
    Net Single Premium Factor....................................................................         55
    Payment of Death Benefit Proceeds............................................................         55
    Right to Exchange Contract...................................................................         55
    Using the Contract...........................................................................         55
    Other Contract Provisions....................................................................         55
    Income Plans.................................................................................         57
MORE ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK.................................................         57
    Directors and Executive Officers.............................................................         57
    Services Arrangement.........................................................................         58
    State Regulation.............................................................................         58
    Year 2000 ...................................................................................         59
    Legal Proceedings............................................................................         59
    Experts .....................................................................................         59
    Legal Matters................................................................................         59
    Registration Statements......................................................................         59
    Financial Statements.........................................................................         60
    Financial Statements of ML of New York Variable Life Separate Account II.....................        S-1
    Financial Statements of ML Life Insurance Company of New York................................        G-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We have not authorized any person to make any representations in connection with this offering other than those contained in this prospectus.

                                IMPORTANT TERMS

ATTAINED AGE: is the issue age of the insured plus the number of full years since the contract date.

CASH SURRENDER VALUE: is equal to the investment base less the balance of any deferred contract load we have not yet deducted and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted, plus any loan debt.

CONTRACT ANNIVERSARY: is the same date of each year as the contract date.

CONTRACT DATE: is used to determine processing dates, contract years and contract anniversaries. It is usually the business day next following the receipt of the initial payment at the Service Center. It is also referred to as the contract date.

FACE AMOUNT: is the minimum death benefit as long as the Contract remains in force. You can change the face amount; it may increase as a result of an additional payment; or it may decrease as a result of a partial withdrawal.

FIXED BASE: On the contract date, the fixed base equals the cash surrender value. From then on, the fixed base is calculated like the cash surrender value except that the calculation reflects net premiums, uses 4% interest instead of the net rate of return, and substitutes the guaranteed maximum cost of insurance rates for the current rates. In addition, the fixed base is calculated without taking into account loans or repayments. The fixed base is equivalent to the cash surrender value for a comparable fixed benefit contract with the same face amount and guarantee period. After the guarantee period, the fixed base is zero. We use the fixed base to limit the mortality cost deduction and our right to cancel the Contract during the guarantee period.

GUARANTEE PERIOD: is the time that the Contract is guaranteed to remain in force regardless of investment experience, unless loan debt exceeds certain contract values. It is the period that a comparable fixed life insurance contract (with the same face amount, payments made, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

IN FORCE DATE: is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received at the Service Center.

INVESTMENT BASE: is the amount available under a Contract for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the contract date.

LOAN DEBT: is the sum of all outstanding loans on a Contract plus accrued interest.

MONTHIVERSARY: is the same day each month as the contract date.

NET AMOUNT AT RISK: is the excess of the death benefit over the cash surrender value.

NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: is used to determine the amount of death benefit purchased by $1.00 of cash surrender value. We use this factor in the calculation of the variable insurance amount to make sure that the

Contract always meets the guidelines of what constitutes a life insurance contract under the Internal Revenue Code (IRC).

PROCESSING DATES: are the contract date and the first day of each contract quarter thereafter. Processing dates after the contract date are the days when we deduct charges from the investment base.

PROCESSING PERIOD: is the period between consecutive processing dates.

VARIABLE INSURANCE AMOUNT: is computed daily by multiplying the cash surrender value by the net single premium factor.

                            SUMMARY OF THE CONTRACT

WHAT THE CONTRACT PROVIDES

The contract offers a choice of investments and an opportunity for the Contract's investment base, net cash surrender value and death benefit to grow based on investment results.

We don't guarantee that contract values will increase. Depending on the investment results of the investment divisions you select, the investment base, net cash surrender value and death benefit may go up or down on any day. You bear the investment risk for any amount allocated to an investment division.

DEATH BENEFIT. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases depending on the investment results of the investment divisions you select. The death benefit may go up or down, depending on investment performance. However, it will never drop below the face amount. We will reduce the death benefit by any loan debt.

TAX BENEFITS AND TAX CONSIDERATIONS. In general, we believe the Contract provides the minimum death benefit required under federal tax law. By satisfying this requirement, the Contract provides two important tax benefits:

   1) Its death benefit is generally not subject to income tax;

   2) Any increases in the Contract's cash surrender value are not taxable until distributed from the Contract. (Since the Contract generally is a modified endowment contract, distributions are subject to tax, and, if taken before you reach age 59 1/2, may also be subject to a 10% federal penalty tax.) See "Tax Considerations".

GUARANTEE PERIOD. Generally, during the guarantee period, we guarantee the Contract will remain in effect and provide the death benefit regardless of investment performance unless loan debt exceeds certain contract values (See "Loans" for an explanation of how any loan debt affects the Contract's value). If your Contract's face amount is the minimum death benefit required under federal tax laws, the guarantee period is for the insured's lifetime. If you select a higher face amount, your guarantee period is shorter. The chart below shows how the face amount of your contract affects the guarantee period (assuming the same premium).

                              INSURED MALE AGE 60
                            INITIAL PREMIUM 100,000

LENGTH OF GUARANTEE PERIOD (YEARS)                        FACE AMOUNT
--------------------------------------------------------  ------------
5                                                            1,079,637
10                                                             501,909
20                                                             235,437
30                                                             177,763
Insured's lifetime                                             170,482

A guarantee period for the insured's lifetime provides certainty. Your own individual insurance needs and risk tolerance should determine the face amount of your Contract and therefore your guarantee period.

You should purchase the Contract for its death benefit. You may use the Contract's net cash surrender value, as well as its death benefit, to provide proceeds for various individual and business planning purposes. However, loans and partial withdrawals will affect the net cash surrender value and death benefit proceeds, and may cause the Contract to terminate. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract in connection with a specialized purpose, you should consider whether the long-term nature of the Contract, its investment risks, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purposes you may be considering. Moreover, using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations".)

AVAILABILITY AND PAYMENTS

We will issue a Contract for an insured up to age 75 (or up to age 80 for joint insureds). We will consider issuing Contracts for insureds above age 75 on an individual basis. A Contract can be purchased with a single payment. The minimum single payment for a Contract is the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000 (but that payment may not be less than $2,000).

Contract owners may pay planned periodic payments instead of a single payment. If you elect planned periodic payments, the minimum initial planned periodic payment is $2,000 provided that the initial payment plus the planned payments will total $10,000 or more during the first five contract years.

We will not accept an initial payment that provides a guarantee period of less than one year.

Subject to certain conditions, you may make additional unplanned payments. (See "Making Additional Payments.")

THE INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. On the contract date (usually the next business day after our Service Center receives your initial payment), the investment base is equal to the initial payment. Afterwards, it varies daily based on the investment performance of your selected investment divisions. You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Contract by allocating the investment base to two or more investment divisions.

THE INVESTMENT DIVISIONS

Payments are invested in investment divisions of the Separate Account. Generally, through the first 14 days following the in force date, the initial payment will be invested only in the investment division of the Separate Account investing in the Money Reserve Portfolio. Afterwards, the investment base is reallocated to up to five of the investment divisions. (See "Changing the Allocation".)

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. We don't guarantee these rates. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance contract as a replacement for existing coverage. Before you buy a Contract, ask your Merrill Lynch Financial Consultant if changing, or adding to, current insurance coverage would be advantageous. Don't base your decision to replace existing coverage solely on a comparison of contract illustrations.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once you receive the Contract, review it carefully to make sure it is what you want. You may return a Contract for a refund within ten days after you receive it. If you return the Contract during the "free look" period, we will refund the payment without interest.

You may also exchange your Contract at any time for a contract with benefits that do not vary with the investment results of a separate account.

DISTRIBUTIONS FROM THE CONTRACT

PARTIAL WITHDRAWALS. Beginning in Contract year two, you may withdraw up to 80% of the net cash surrender value. (See "Partial Withdrawals".) Partial withdrawals may have tax consequences. (See "Tax Considerations".)

SURRENDERS. You may surrender your Contract at any time and receive the net cash surrender value. The net cash surrender value equals the investment base minus:

    - The balance of any deferred contract loading not yet deducted; and

    - Other contract charges not yet deducted.

Surrendering your Contract may have tax consequences. (See "Tax
Considerations.")

LOANS. You may borrow money from us, using your Contract as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Contract and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. With a modified endowment contract, both the loan amount and the amount of capitalized interest are treated as taxable distributions. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences. (See "Loans" and "Tax Considerations--Tax Treatment of Loans and Other Distributions".)

FEES AND CHARGES

INVESTMENT BASE CHARGES. We invest the entire amount of all premium payments in the Separate Account. We then deduct certain charges from your investment base on processing dates. These charges are:

    - DEFERRED CONTRACT LOAD equal to 9% of each payment. It consists of a sales load of 5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2%. For joint insureds the deferred contract load equals 11% of each payment and consists of a sales load of 7%, a charge for federal taxes of 2% and a state and local premium tax charge of 2%. We deduct the deferred contract load in equal installments of .90% (1.1% for joint insureds) of each payment. We make this deduction on the ten contract anniversaries following the date we receive and accept the payment. However, in determining a Contract's net cash surrender value, we subtract the balance of the deferred contract load not yet deducted.

    - MORTALITY COST -- on all quarterly processing dates after the contract date, we deduct a cost for the life insurance coverage we provide (see "Mortality Cost"); and

    - NET LOAN COST -- on each contract anniversary, if there has been any loan debt during the prior year, we deduct a net loan cost. It equals a maximum of 2.0% of the loan debt per year (see "Charges Deducted From the Investment Base" and "Net Loan Cost").

SEPARATE ACCOUNT CHARGES. We deduct certain charges daily from the investment results of the investment divisions in the Separate Account. These charges are:

    - A MORTALITY AND EXPENSE RISK CHARGE deducted from all investment divisions. It is equivalent to .90% annually at the beginning of the year; and

    - A TRUST CHARGE deducted from only those investment divisions investing in the Zero Trusts. It is currently equivalent to .34% annually at the beginning of the year. It will never exceed .50% annually.

ADVISORY FEES AND FUND EXPENSES. The portfolios in the Funds pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

JOINT INSUREDS

The Contract can provide coverage on the lives of two insureds with a death benefit payable upon the death of the last surviving insured. Most of the discussions in this Prospectus referencing a single insured may also be read as though the single insured were the two insureds under a joint Contract. Those discussions which are different for joint insureds are noted. (See "Joint Insureds".)

THIS SUMMARY PROVIDES ONLY A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. THIS PROSPECTUS AND THE CONTRACT PROVIDE FURTHER DETAIL. YOU SHOULD RETAIN THE CONTRACT TOGETHER WITH ITS ATTACHED APPLICATIONS, MEDICAL EXAM(S), AMENDMENTS, RIDERS, AND ENDORSEMENTS. THESE ARE THE ENTIRE AGREEMENT BETWEEN YOU AND US.

FOR THE DEFINITIONS OF SOME IMPORTANT TERMS USED IN THIS PROSPECTUS, SEE "IMPORTANT TERMS."

               FACTS ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK,
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
              THE SEPARATE ACCOUNT, THE FUNDS, AND THE ZERO TRUSTS

ML LIFE INSURANCE COMPANY OF NEW YORK ("ML OF NEW YORK")

ML of New York ("we" or "us") is a stock life insurance company organized under the laws of the State of New York on November 28, 1973. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 9 states. We are also authorized to sell variable life insurance and variable annuities in most of those jurisdictions.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Contracts issued through the Separate Account. We retain MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts".)

                             CMA ACCOUNT REPORTING

       If you have a Merrill Lynch Cash Management Account-Registered Trademark-,* you may elect to have your Contract linked electronically to your CMA account. We call this the CMA Insurance Service. With this service, you will have certain Contract information included as part of your regular monthly CMA account statement. It will list the investment base allocation, death benefit, net cash surrender value, loan debt and any CMA account activity affecting the Contract during the month.

THE SEPARATE ACCOUNT

We established the Separate Account, a separate investment account, on December 4, 1991. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the federal securities laws. We use the Separate Account to support the Contract as well as other variable life insurance contracts we issue. The Separate Account is also governed by the laws of the State of New York, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. New York insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account.

--------------------------------

* Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

There are currently 36 investment divisions in the Separate Account.

    - Seven invest in Class A shares of a specific portfolio of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds").

    - Ten invest in shares of a specific portfolio of the Merrill Lynch Series Fund, Inc. (the "Series Fund").

    - Two invest in shares of a specific portfolio of the AIM Variable Insurance Funds, Inc. (the "AIM V.I. Funds").

    - One invests in shares of a portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").

    - Two invest in shares of a specific portfolio of the MFS-Registered Trademark- Variable Insurance Trust-SM-(the "MFS Trust").

    - Fourteen invest in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trust").

On or about July 22, 1999, six additional investment divisions become available in the Separate Account.

    - Two invest in Class A shares of a specific portfolio of the Variable Series Funds.

    - One invests in shares of an additional portfolio of the Alliance Fund.

    - One invests in shares of a portfolio of the Hotchkis and Wiley Variable Trust (the "Hotchkis and Wiley Trust").

    - One invests in Class A shares of a portfolio of the Mercury Asset Management V.I. Funds, Inc (the "Mercury V.I. Funds").

    - One invests in units of a Zero Trust maturing on February 15, 2019.

On or about July 22, 1999, two investment divisions previously under the Separate Account (the International Equity Focus Fund and the Global Bond Focus
Fund) close to allocation of premiums and investment base.

For more information, see "The Funds" below. You'll find complete information about the Funds and the Zero Trusts, including the risks associated with each portfolio in the accompanying prospectuses. They should be read along with this Prospectus.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisor or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Contract have names similar to funds not available through the Contract. The performance of any fund not available through the Contract is not indicative of performance of the similarly named fund available through the Contract.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division, we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division, we redeem units in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. We determine the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the investment division for the valuation period and the charges to the Separate Account.

For investment divisions investing in the Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

For investment divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also eliminate investment divisions, combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would get prior approval from the New York Insurance Department and the Securities and Exchange Commission and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

    - deregister the Separate Account under the Investment Company Act of 1940;

    - operate the Separate Account as a management company under the Investment Company Act of 1940;

    - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and

    - combine the Separate Account with other separate accounts.

                                   THE FUNDS

Below we list the funds into which the investment divisions may invest. There is no guarantee that any fund or portfolio will be able to meet its investment objective.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.

MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

LONG-TERM CORPORATE BOND PORTFOLIO primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

HIGH YIELD PORTFOLIO primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

CAPITAL STOCK PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

GROWTH STOCK PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

MULTIPLE STRATEGY PORTFOLIO seeks a high total investment return consistent with prudent risk through a fully managed investment contract utilizing equity securities, intermediate and long-term debt securities and money market securities.

NATURAL RESOURCES PORTFOLIO seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

GLOBAL STRATEGY PORTFOLIO seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

BALANCED PORTFOLIO seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Class A shares of seven of its portfolios are currently available through the Separate Account. Class A shares of two additional portfolios become available on or about July 22, 1999. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.

BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

GLOBAL BOND FOCUS FUND (FORMERLY THE WORLD INCOME FOCUS FUND) seeks to provide high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

The investment division corresponding to this Fund closes to allocation of premiums and investment base on or about July 22, 1999.

GLOBAL UTILITY FOCUS FUND seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

INTERNATIONAL EQUITY FOCUS FUND seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.

The investment division corresponding to this Fund closes to allocation of premiums and investment base on or about July 22, 1999.

DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

SPECIAL VALUE FOCUS FUND (FORMERLY THE EQUITY GROWTH FUND) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

INDEX 500 FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

CAPITAL FOCUS FUND seeks to achieve the highest total investment return consistent with prudent risk. To do this, management of the Fund uses a flexible "fully managed" investment policy that shifts the emphasis among equity, debt (including money market), and convertible securities.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

GLOBAL GROWTH FOCUS FUND seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to AIM's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, has served as an investment adviser since its organization in 1976. Today, AIM together with its subsidiaries, advises or manages over 110 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to Fund Assets".)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. One additional portfolio becomes available on or about July 22, 1999. The investment objectives of these Alliance Fund portfolios are described below.

PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. This Fund is therefore not intended for contract owners whose principal objective is assured income and conservation of capital.

QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. The Fund invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation, and invests only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and is not intended for contract owners who want assured income or preservation of capital.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Fund Assets".)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below.

MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to Fund Assets".)

THE HOTCHKIS AND WILEY TRUST

The Hotchkis and Wiley Trust is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Hotchkis and Wiley. One if its mutual fund portfolios becomes available through the Separate Account on or about July 22, 1999. The investment objective of this Hotchkis and Wiley Trust portfolio is described below.

HOTCHKIS AND WILEY INTERNATIONAL VIP PORTFOLIO seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential. In investing the Fund, Hotchkis and Wiley follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

    - low price-to-earnings ratio relative to the market

    - high dividend yield relative to the market

    - low price-to-book value ratio relative to the market

    - financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The value discipline sometimes prevents investments in stocks that are in well-known indexes, like the S&P 500 or similar foreign indexes.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Hotchkis and Wiley, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, is a division of MLAM. The Hotchkis and Wiley Trust, as part of its operating expenses, pays an investment advisory fee to Hotchkis and Wiley. (See "Charges to Fund Assets".)

THE MERCURY V.I. FUNDS

The Mercury V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Mercury Asset Management International Ltd. Class A shares of one of its mutual fund portfolios becomes available through the Separate Account on or about July 22, 1999. The investment objective of the Mercury V.I. U.S. Large Cap Fund is described below.

MERCURY V.I. U.S. LARGE CAP FUND'S main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies (which are companies whose market capitalization is at least $5 billion) located in the U.S. that Fund management believes are undervalued or have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in stocks of companies located in Canada.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Mercury Asset Management International Ltd. is located at 33 King William Street, London EC4R 9AS, England. Its intermediate parent is Mercury Asset Management Group Ltd. a London-based holding company. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc. The Mercury V.I. U.S. Large Cap Fund, as part of its operating expenses, pays an investment advisory fee to Mercury Asset Management International Ltd. (See "Charges to Fund Assets".)

SPECIAL RISKS IN CERTAIN FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on MLAM's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

Because a substantial portion of the Global Growth Focus Fund's assets may be invested on an international basis, you should be aware of certain risks, such as fluctuations in foreign exchange rates, future political and economic developments, different legal systems, and the possible imposition of exchange controls or other foreign government laws or restrictions. An investment in the Fund may be appropriate only for long-term investors who can assume the risk of loss of principal, and do not seek current income.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Contracts' federal tax status will not be adversely affected as a result.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

For the Hotchkis and Wiley International VIP Portfolio, investing in emerging market and other foreign securities involves certain risk considerations not typically associated with investing in securities of U.S. issuers, including currency devaluations and other currency exchange rate fluctuations, political uncertainty and instability, more substantial government involvement in the economy, higher rates of inflation, less government supervision and regulation of the securities markets and participants in those markets, controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets, absence of uniform accounting and auditing standards, generally higher commission expenses, delay in settlement of securities transactions, and greater difficulty in enforcing shareholder rights and remedies.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE OPERATION OF THE FUNDS

BUYING AND REDEEMING SHARES. The Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

VOTING RIGHTS. We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Contracts according to instructions we receive from contract owners. We will vote shares attributable to Contracts for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Contracts in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Contract's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

We may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

    - contrary to state law;

    - prohibited by state regulatory authorities; or

    - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS. Shares of the Series Fund are available for investment by us, Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with us or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, the MFS Trust and the Hotchkis and Wiley

Trust are sold to separate accounts of ours, Merrill Lynch Life Insurance Company, and insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans. Shares of the Mercury Asset Management V.I. Funds are sold to separate accounts of ours, Merrill Lynch Life Insurance Company, and may in the future be sold to insurance companies not affiliated with us or Merrill Lynch & Co. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans.

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our contract owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

ADMINISTRATIVE SERVICE ARRANGEMENTS. AIM has entered into an agreement with us for administrative services for the AIM V.I. Funds in connection with the Contracts. Under this agreement, AIM compensates us in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Contracts.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with us for administrative services for the Alliance Fund in connection with the Contracts. Under this agreement, AFD compensates us in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Contracts.

MFS has entered into an agreement with MLIG for administrative services for the MFS Trust in connection with the Contracts, certain other contracts issued by us, and certain contracts issued by Merrill Lynch Life Insurance Company. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such contracts.

THE ZERO TRUSTS

The Zero Trusts are intended to provide safety of capital and a competitive yield to maturity. The Zero Trusts purchase at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

    - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

    - coupons stripped from U.S. debt obligations; and

    - receipts and certificates for such stripped debt obligations and coupons.

The Zero Trusts currently available are shown below:

                                       TARGETED
                                        RATE OF
                                       RETURN TO
                                      MATURITY AS
                                          OF
 ZERO TRUST       MATURITY DATE      APRIL 9, 1999
-------------  --------------------  -------------
       2000    February 15, 2000            3.15%
       2001    February 15, 2001            3.37%
       2002    February 15, 2002            3.65%
       2003    August 15, 2003              3.71%
       2004    February 15, 2004            3.82%
       2005    February 15, 2005            3.72%
       2006    February 15, 2006            3.55%
       2007    February 15, 2007            3.72%
       2008    February 15, 2008            4.08%
       2009    February 15, 2009            4.14%
       2010    February 15, 2010            4.31%
       2011    February 15, 2011            4.29%
       2013    February 15, 2013            4.45%
       2014    February 15, 2014            4.58%

An additional Zero Trust maturing on February 15, 2019 becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts".)

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Zero Trust units. But because the Separate Account held the units, we need to take into account the asset charge and the trust charge (described in "Charges to the Separate Account") in estimating the net rate of return. It depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Contract on that date, since it does not reflect the charges for deferred contract load, mortality costs and any net loan cost deducted from a Contract's investment base (described in "Charges Deducted from the Investment Base").

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

    You may apply for a Contract for an insured up to issue age 75. We will consider issuing Contracts for insureds above age 75 on an individual basis. The insured's issue age is his or her age as of the birthday nearest the contract date. Before we'll issue a Contract, the insured must meet our medical and other underwriting and insurability requirements.

We use two methods of underwriting:

    - simplified underwriting, with no physical exam; and

    - para-medical or medical underwriting with a physical exam.

The initial payment amount plus any planned periodic payments elected and the age and sex of the insured determine whether we'll do underwriting on a simplified or medical basis. The chart below shows the maximum initial payment plus any planned payments that we'll underwrite on a simplified basis:

AGE                                       MAXIMUM
---------------------------------------  ----------
0-29...................................  $   25,000
30-39..................................      40,000
40-49..................................      50,000
50-59..................................     100,000
60-75..................................     120,000

However, if the face amount is above the minimum face amount required for an initial payment (see "Selecting the Initial Face Amount" below), we will also take "the net amount at risk" into account in determining the method of underwriting. The net amount at risk is the death benefit minus the cash surrender value.

We assign insureds to underwriting classes in calculating mortality cost deductions. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Contracts either in the standard or non-smoker underwriting class. We may also issue Contracts on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost".

For joint insureds, see "Joint Insureds".

INITIAL PAYMENT

MINIMUM. To purchase a Contract, you must complete an application and make a payment. We require the payment to put the Contract into effect. The minimum single payment for a Contract is the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000 (but that payment may not be less than $2,000). We won't, however, accept an initial payment for a specified face amount that will provide a guarantee period of less than one year. You may make additional payments. (See "Making Additional Payments".)

COVERAGE. Insurance coverage generally begins on the contract date. This is usually the next business day following receipt of the initial payment at our Service Center. Prior to the contract date, we may provide temporary life insurance coverage under a temporary insurance agreement. Under our underwriting rules, in most states, temporary life insurance coverage may not exceed $250,000 and may not last more than 60 days.

BACKDATING. As provided for under state insurance law, you may backdate the Contract to preserve the insured's age. However, you can't backdate more than six months before the date the application was completed. We deduct cost of insurance charges for the backdated period on the first processing date after the contract date.

For joint insureds, see "Joint Insureds".

SELECTING THE INITIAL FACE AMOUNT. Your initial payment determines the face amount. For a given initial payment you may choose your initial face amount, within limits. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. If the face amount you choose exceeds the minimum, the guarantee period will be shorter.

INITIAL GUARANTEE PERIOD. We determine the initial guarantee period for a Contract based on the initial payment and face amount. The guarantee period is the period of time we guarantee that the Contract will remain in force regardless of investment experience unless loan debt exceeds certain contract values. We base the guarantee period on the guaranteed maximum cost of insurance rates in the Contract, the deferred contract load and a 4% interest assumption. This means that for a given initial payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Contract during the "free look" period by returning it for a refund. The "free look" period ends 10 days after you receive the Contract. To cancel the Contract during the "free look" period, you must mail or deliver the Contract to our Service Center or to the Financial Consultant who sold it. We will refund your payment without interest. We may require you to wait six months before applying for another contract.

MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments. You may make payments under a periodic plan. You may also make unplanned payments.

PAYMENTS UNDER A PERIODIC PLAN. Planned periodic payments are subject to our rules. Failure to pay planned payments will not necessarily cause a Contract to lapse. Conversely, unless the guarantee period is in effect, PAYING ALL PLANNED PAYMENTS ON A TIMELY BASIS WILL NOT NECESSARILY PREVENT A CONTRACT FROM LAPSING. After the end of the guarantee period, we may cancel a Contract if the net cash surrender value on a processing date is negative. (See "Guarantee Period".)

You may elect the amount, duration and frequency of the planned payments, but the minimum planned payment (including the initial payment) is $2,000 per contract year and the amounts elected must be level. In any one year the maximum amount of the planned payments elected cannot exceed the initial payment. Currently, the duration of a plan cannot exceed five years.

Under a periodic payment plan, as long as the initial payment plus the planned payments elected will total $10,000 or more during the first five contract years, the minimum initial payment is $2,000.

You may elect a periodic plan in the application. The amount and duration of the payments elected, as well as other factors, such as the face amount specified and the insured's age and sex, will affect whether we will underwrite on a simplified or medical basis. Once we approve the plan, any planned payment may be made without any additional evidence of insurability unless it increases the face amount.

You may elect a periodic plan later than the time of the application. The amount and duration of the payments elected, as well as other factors such as the current death benefit and the insured's age and sex, will affect whether we will require additional evidence of insurability. Currently, we won't allow the later election of a plan where additional evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

You may elect to make planned payments annually, semiannually or quarterly. You may also make payments on a monthly basis if you authorize us to deduct the payment from your checking account (pre-authorized checking) or to withdraw the payment from your CMA account. We reserve the right to change the procedures or discontinue your ability to make planned payments. If you have the CMA Insurance Service, planned payments under any of the above frequencies may be withdrawn automatically from your CMA account and transferred to your Contract. The withdrawals will continue under the plan specified until we are notified otherwise. For planned payments not made under pre-authorized checking or withdrawn from a CMA account, we will send you reminder notices.

You may change the frequency, duration and the amount of planned payments by sending a written request to our Service Center. You may request one change in the amount, one change in the duration and one change in the frequency of payments each contract year. We may require satisfactory evidence of insurability before you increase the duration or the amount of planned payments.

PAYMENTS NOT UNDER A PERIODIC PLAN. You may make additional payments not under a periodic payment plan provided the attained age of the insured is not over 80. You may make additional payments up to four times each contract year. You need to use an Application for Additional Payment. The minimum payment is $200. You may make these unplanned payments whether or not you're making planned payments.

We may require satisfactory evidence of insurability before we accept a payment:

   1. if the payment immediately increases the net amount at risk under the Contract, or

   2.  if the contract owner is already making planned payments, or

   3.  if the guarantee period at the time of the payment is one year or less.

Currently, we won't accept an additional payment which is not under a periodic plan where the evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Money Reserve Portfolio on the business day after we receive it. Once we complete the underwriting and accept the payment, we will credit the payment to your Contract and allocate the payment either according to instructions or, if we don't get instructions, proportionately to the investment base in the Contract's investment divisions.

EFFECT OF ADDITIONAL PAYMENTS. Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

    - increase the Contract's investment base by the amount of the payment;

    - increase the deferred contract load (see "Deferred Contract Load");

    - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount"); and

    - increase the fixed base by the amount of the payment less the deferred contract load applicable to the payment.

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, we will reflect the additional payment in contract values as described above.

As of the processing date on or next following receipt and acceptance of an additional payment, we will increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Contract's face amount.

        The Examples below show the effect of additional payments.

        If the guarantee period is for the insured's entire life at the time we receive and accept an additional payment, as of the processing date on or next following the date of the additional payment, we will increase the face amount to the amount that the Contract's fixed base, as of such processing date, would support for the life of the insured.

        Under these circumstances the amount of the increase in face amount will depend on the amount of the additional payment and the contract year in which we receive and accept it. If you make additional payments of different amounts at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a proportionately larger increase in face amount. And if you make additional payments of the same amounts in earlier and later years, those made in the later years would result in smaller increases to the face amount.

        Example 1 shows the effect on face amount of a $2,000 additional payment received and accepted at the beginning of contract year two. Example 2 shows the effect of a $4,000 additional payment received and accepted at the beginning of contract year two. Example 3 shows the effect of a $2,000 additional payment received and accepted at the beginning of contract year five. All three examples assume that the guarantee period at the time of the additional payment is for life and assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
                 INITIAL PAYMENT: $30,000 FACE AMOUNT: $58,438

                         EXAMPLE 1
------------------------------------------------------------
     CONTRACT        ADDITIONAL     CHANGE IN     NEW FACE
       YEAR            PAYMENT     FACE AMOUNT     AMOUNT
-------------------  -----------  -------------  -----------
             2        $   2,000     $   3,790     $  62,228

                         EXAMPLE 2
------------------------------------------------------------
     CONTRACT        ADDITIONAL     CHANGE IN     NEW FACE
       YEAR            PAYMENT     FACE AMOUNT     AMOUNT
-------------------  -----------  -------------  -----------
             2        $   4,000     $   7,580     $  66,018
                         EXAMPLE 3
------------------------------------------------------------
     CONTRACT        ADDITIONAL     CHANGE IN     NEW FACE
       YEAR            PAYMENT     FACE AMOUNT     AMOUNT
-------------------  -----------  -------------  -----------
             5        $   2,000     $   3,499     $  61,937

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment with any excess applied as an additional payment. (See "Loans".)

For joint insureds, see "Joint Insureds".

CHANGING THE FACE AMOUNT

After the first contract year, if the insured is in a standard or non-smoker underwriting class, you may request a change in the face amount of your Contract without making an additional payment or taking a partial withdrawal, subject to the rules and conditions discussed below. We won't permit a change in face amount if the insured's attained age is over 80. The minimum change in face amount is $10,000, and only one change may be made each contract year. A change in face amount may affect the mortality cost deduction. (See "Mortality Cost".) Changing your Contract's face amount may have tax consequences and you should consult a tax adviser before doing so.

The effective date of the change will be the next processing date following the receipt and acceptance of a written request, provided our Service Center receives it at least seven days before the processing date.

INCREASING THE FACE AMOUNT. To increase the face amount of a Contract, we may require satisfactory evidence of insurability. When the face amount is increased, the guarantee period is decreased. The maximum increase in face amount is the amount that provides the minimum guarantee period for which we would issue a Contract at the time of the request based on the insured's attained age. Currently, we won't permit an increase in face amount where evidence of insurability, if required, would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

DECREASING THE FACE AMOUNT. When you decrease the face amount of a Contract, we increase the guarantee period. The maximum decrease in face amount is that decrease which would provide the minimum face amount for which we would issue a Contract at the time of the request based on the insured's attained age, sex and underwriting class. We won't permit a decrease in face amount below the amount required to keep the Contract qualified as life insurance under federal income tax laws. (See "Tax Considerations".)

DETERMINING THE NEW GUARANTEE PERIOD. As of the effective date of any change in face amount, we use the fixed base on that date and, based on the attained age and sex of the insured and the new face amount, we redetermine the guarantee period. We use a 4% interest assumption and the guaranteed maximum cost of insurance rates in these calculations.

        The Examples below show the effect of changing the face amount. Examples 1 and 2 show the effect on the guarantee period of an increase in face amount of $10,000 and $20,000 made at the beginning of contract year five. Example 3 shows the effect on the guarantee period of an increase in face amount of $10,000 made in contract year eight. All three examples assume that the guarantee period at the time of the requested increase in face amount is for life and assume no other Contract transactions have been made.

                               MALE ISSUE AGE: 55
                 INITIAL PAYMENT: $30,000 FACE AMOUNT: $58,438

                   EXAMPLE 1
-----------------------------------------------
                                   DECREASE IN
     CONTRACT        INCREASE IN    GUARANTEE
       YEAR          FACE AMOUNT      PERIOD
-------------------  ------------  ------------
             5        $   10,000   16.00 years


                   EXAMPLE 2
-----------------------------------------------
                                   DECREASE IN
     CONTRACT        INCREASE IN    GUARANTEE
       YEAR          FACE AMOUNT      PERIOD
-------------------  ------------  ------------
             5        $   20,000   19.75 years

                   EXAMPLE 3
-----------------------------------------------
                                   DECREASE IN
     CONTRACT        INCREASE IN    GUARANTEE
       YEAR          FACE AMOUNT      PERIOD
-------------------  ------------  ------------
             8        $   10,000   15.50 years

For joint insureds, see "Joint Insureds".

INVESTMENT BASE

A Contract's investment base is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected. (See "Net Rate of Return for an Investment Division".) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account".)

Deductions for deferred contract load, mortality cost, and net loan cost, and partial withdrawals and loans, decrease the investment base. (See "Charges Deducted from the Investment Base", "Partial Withdrawals", and "Loans".) Loan repayments and additional payments increase it. You may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected. (For special rules on allocation of additional payments which require evidence of insurability, see "Payments Not Under a Periodic Plan".)

INITIAL INVESTMENT ALLOCATION AND PREALLOCATION. During the first 14 days following the in force date, the initial payment will remain in the division investing in the Money Reserve Portfolio. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

CHANGING THE ALLOCATION. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted but not to less than five each contract year. We'll notify you if we impose any limitations. To change your investment base allocation, call or write our Service Center. (See "Some Administrative Procedures".) A dollar cost averaging feature may also be available. (See "Dollar Cost Averaging".)

ZERO TRUST ALLOCATIONS. If your investment base is in any of the Zero Trusts, we'll notify you 30 days before that Trust matures. You need to tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Money Reserve Portfolio. When we receive a request for allocation, units of a specific Zero Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.

ALLOCATION TO THE DIVISION INVESTING IN THE NATURAL RESOURCES PORTFOLIO. We reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the deferred contract load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

We deduct certain charges pro-rata from the investment base on processing dates. (See "Charges Deducted from the Investment Base".) We also deduct certain charges daily from the investment results of each investment division in the Separate Account in determining its net rate of return. (See "Charges to the Separate Account".) The portfolios in the Funds also pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED CONTRACT LOAD. We assess a deferred contract load charge of 9% of each payment. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.

The sales load is equal to 5% of each payment. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints (2% of payments in excess of $1.5 million and 0% of payments in excess of $4 million) and in certain group or sponsored arrangements.

The charge for federal taxes is equal to 2% of each payment.

The state and local premium tax charge is equal to 2% of each payment.

Although chargeable to each payment, we advance the amount of the deferred contract load to the investment divisions as part of your investment base. We then take back these funds in equal installments of .90% on the ten contract anniversaries following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Contract, we subtract from the investment base the balance of the deferred contract load chargeable to any payment made that has not yet been deducted.

For joint insureds, see "Joint Insureds".

MORTALITY COST (COST OF INSURANCE). We deduct a mortality cost from the investment base on each processing date after the contract date. This charge compensates us for the cost of providing life insurance coverage on the insured. It is based on the insured's underwriting class, sex and attained age, and the Contract's net amount at risk.

To determine the mortality cost, we multiply the current cost of insurance rate by the Contract's net amount at risk. The net amount at risk is the difference, as of the previous processing date, between the death benefit and the cash surrender value adjusted for interest at 4%.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates. For all insureds, current cost of insurance rates distinguish between insureds in the simplified underwriting class and medical underwriting class. For insureds age 20 and over, current cost of insurance rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. For Contracts issued on insureds under the same underwriting method, current cost of insurance rates are lower for non-smokers than for smokers. Also, current cost of insurance rates are lower for an insured in a medical underwriting class than for a similarly situated insured in a simplified underwriting class. The simplified current cost of insurance rates are higher because we perform less underwriting and therefore we incur more risk.

We guarantee that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (except those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table). We may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

During the period between processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis. Thus, we deduct a pro-rata portion of the mortality cost in determining the amount payable on surrender of the Contract if the date of surrender is not a processing date.

For joint insureds, see "Joint Insureds".

MAXIMUM MORTALITY COST. During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. This is done by substituting the fixed base for the cash surrender value in determining the net amount at risk and multiplying this amount by the guaranteed cost of insurance rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that would normally have been deducted.

NET LOAN COST. The net loan cost is explained under "Loans".

CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. Each day we deduct mortality and expense risk charge from each division of the Separate Account. The total amount of this charge is .90% annually at the beginning of the year. Of this amount, .75% is for

    - the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned; and

    - the risk we assume that it will cost us more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

    - the risks we assume for potentially unfavorable investment results. One risk is that the Contract's cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

CHARGES TO DIVISIONS INVESTING IN THE ZERO TRUSTS. We assess a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed
 .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

TAX CHARGES. We have the right under the Contract to impose a charge against Separate Account assets for its taxes, if any. We don't currently impose such a charge, but we may in the future. Also, see above for a discussion of tax charges included in deferred contract load.

CHARGES TO FUND ASSETS

CHARGES TO SERIES FUND ASSETS. The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

    - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

    - .45% of the next $50 million of such assets;

    - .40% of the next $100 million of such assets;

    - .35% of the next $400 million of such assets; and

    - .30% of such assets over $800 million.

We have agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. We have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

CHARGES TO VARIABLE SERIES FUNDS ASSETS. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM at an annual rate of the average daily net assets of each portfolio. The fee for each is shown as follows:

                                                ADVISORY
PORTFOLIO NAME                                     FEE
---------------------------------------------  -----------
Basic Value Focus Fund.......................         .60%
Global Bond Focus Fund.......................         .60%
Global Utility Focus Fund....................         .60%
Index 500 Fund...............................         .30%
International Equity Focus Fund..............         .75%
Developing Capital Markets Focus Fund........        1.00%
Special Value Focus Fund.....................         .75%
Capital Focus Fund...........................         .60%
Global Growth Focus Fund.....................         .75%

MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses greater than 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

CHARGES TO AIM V.I. FUNDS ASSETS. The AIM V.I. Funds incurs operating expenses and pays a monthly advisory fee to AIM at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.

CHARGES TO ALLIANCE FUND ASSETS. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance at an annual rate of 1.00% of each of the Alliance Premier Growth Portfolio's and the Alliance Quasar Portfolio's average daily net assets.

CHARGES TO MFS TRUST ASSETS. The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS at an annual rate of .75% of the average daily net assets of each of the MFS Emerging Growth Series and MFS Research Series.

CHARGES TO HOTCHKIS AND WILEY TRUST ASSETS. The Hotchkis and Wiley Trust incurs operating expenses and pays a monthly advisory fee to Hotchkis and Wiley at an annual rate of .75% of the average daily net assets of the Hotchkis and Wiley International VIP Portfolio.

CHARGES TO MERCURY V.I. FUNDS ASSETS. The Mercury V.I. Funds incurs operating expenses and pays a monthly advisory fee to Mercury Asset Management International Ltd. at an annual rate of .65% of the average daily net assets of the Mercury V.I. U.S. Large Cap Fund.

Mercury Asset Management International Ltd. has agreed to limit the operating expenses paid by the Mercury V.I. U.S. Large Cap Fund for one year to 1.25% of its average daily net assets.

GUARANTEE PERIOD

Subject to certain conditions, we guarantee that regardless of investment performance the Contract will stay in effect for the guarantee period. The guarantee period will be affected by a requested change in the face amount and may also be affected by additional payments. A partial withdrawal may affect the guarantee period in certain circumstances. We won't cancel the Contract during the guarantee period unless loan debt exceeds certain contract values. We hold a reserve in our general account to support this guarantee.

WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE. After the end of the guarantee period, we will cancel the Contract if the cash surrender value on a processing date is negative. We will consider this negative cash surrender value an overdue charge. (See "Charges Deducted from the Investment Base".)

We will notify you before canceling the Contract. You will then have 61 days to pay these overdue charges. If we haven't received the required payment by the end of this grace period, we'll cancel the Contract.

If we cancel a Contract, it may be reinstated while the insured is still living if:

    - You request the reinstatement within three years after the end of the grace period;

    - We receive satisfactory evidence of insurability; and

    - You pay the reinstatement payment. The reinstatement payment is the minimum payment for which we would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

The effective date of a reinstated contract is the processing date on or next following the date the reinstatement application is approved. Thus, if the insured dies before the effective date of the reinstated Contract, we won't pay a death benefit.

For joint insureds, see "Joint Insureds".

NET CASH SURRENDER VALUE

Because investment results vary daily, we don't guarantee any minimum net cash surrender value. On a processing date the net cash surrender value equals:

    - the Contract's investment base on that date;

    - minus the balance of the 9% deferred contract load which has not yet been deducted from the investment base (see "Deferred Contract Loading").

If the date of calculation is not a processing date, we also subtract a pro-rata portion of the mortality cost which would otherwise be deducted on the next processing date. If the date of calculation is not a contract anniversary and there is loan debt, we also subtract a pro-rata portion of the net loan cost, which would otherwise be deducted on the next contract anniversary.

CANCELING TO RECEIVE NET CASH SURRENDER VALUE. A contract owner may cancel the Contract at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us. All rights to death benefits will end on the date you send the written request to us. Canceling the Contract may have tax consequences. (See "Tax Considerations".)

For joint insureds, see "Joint Insureds".

PARTIAL WITHDRAWALS

Beginning in the second Contract year, you may make partial withdrawals up to the withdrawal value by submitting a request in a form satisfactory to us. The withdrawal value is determined by adding all prior withdrawals to the current net cash surrender value, multiplying the result by 80%, and subtracting from the result all prior withdrawals:

The amount of any partial withdrawal may not exceed the loan value less any loan debt.

The effective date of the withdrawal is the valuation date our Service Center receives a withdrawal request. You may make one partial withdrawal each contract year.

The minimum amount for each partial withdrawal is $500. A partial withdrawal may not be repaid.

EFFECT ON INVESTMENT BASE, FIXED BASE, AND VARIABLE INSURANCE AMOUNT. As of the effective date of the withdrawal, we reduce the investment base and fixed base by the amount of the partial withdrawal. Unless you tell us differently, we allocate this reduction proportionately to the investment base in your investment divisions. In addition, we reduce the variable insurance amount by the amount of the withdrawal multiplied by the net single premium factor. This means the reduction in the variable insurance amount will always be greater than the amount of the withdrawal.

EFFECT ON GUARANTEED BENEFITS. As of the processing date on or next following a partial withdrawal, we reduce the Contract's face amount. We do this by taking the fixed base as of that processing date and determining what face amount that fixed base would support for the Contract's guarantee period. If this produces a face amount below the minimum face amount for the Contract, we will reduce the face amount to that minimum, and then reduce the guarantee period, based on the reduced face amount, the fixed base and the insured's sex, attained age and underwriting class. The minimum face amount for a Contract is the greater of the minimum face amount for which we would then issue the Contract, based on the insured's sex, attained age, and underwriting class, and the minimum amount required to keep the Contract qualified as life insurance under applicable tax law.

        The examples below show the effect of partial withdrawals. The amount of the reduction in the face amount will depend on the amount of the partial withdrawal, the guarantee period at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the face amount than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same face amounts but with different guarantee periods would result in a greater reduction in the face amount for the Contract with the longer guarantee period. A partial withdrawal made in a later contract year would result in a smaller decrease in the face amount than if the same amount was withdrawn in an earlier year.

        Examples 1 and 2 show the effect on the face amount of partial withdrawals for $500 and $1,000 taken at the beginning of contract year three. Example 3 shows the effect on the face amount of a $500 partial withdrawal taken at the beginning of contract year eight. All three examples assume that the guarantee period was for the lifetime of the insured before the partial withdrawal and assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
                 INITIAL PAYMENT: $30,000 FACE AMOUNT: $58,438

                   EXAMPLE 1
------------------------------------------------
     CONTRACT           PARTIAL
       YEAR           WITHDRAWAL    FACE AMOUNT
-------------------  -------------  ------------
             3         $     500     $   57,425


                   EXAMPLE 2
------------------------------------------------
     CONTRACT           PARTIAL
       YEAR           WITHDRAWAL    FACE AMOUNT
-------------------  -------------  ------------
             3         $   1,000     $   56,411

                   EXAMPLE 3
------------------------------------------------
     CONTRACT           PARTIAL
       YEAR           WITHDRAWAL    FACE AMOUNT
-------------------  -------------  ------------
             8         $     500     $   57,547

Partial withdrawals are treated as distributions under the Contract for federal tax purposes and may be subject to a 10% penalty tax. (See "Tax
Considerations".)

LOANS

You may use the Contract as collateral to borrow funds from us. The minimum loan is $200 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $200. You may repay all or part of the loan debt any time during the insured's lifetime. Each repayment must be for at least $200 or the amount of the loan debt, if less.

Loans taken from modified endowment contracts are generally treated as distributions under the Contract for federal tax purposes and may be subject to a 10% penalty tax. (See "Tax Considerations".)

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. When a loan repayment is made, we transfer the amount of the repayment from the general account to the investment divisions. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If you have the CMA Insurance Service, you can transfer loans and loan repayments to and from your CMA account.

EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE. Whether or not you repay a loan, taking a loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Contract to lapse sooner than if no loan had been taken.

LOAN VALUE. The loan value of a Contract equals 90% of its cash surrender value. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt. The cash surrender value is the net cash surrender value plus any loan debt.

INTEREST. While loan debt remains unpaid, we charge interest of 5% annually, subject to state regulation. Interest accrues each day and payments are due at the end of each contract year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value used to calculate gain. SINCE THIS IS GENERALLY A MODIFIED ENDOWMENT CONTRACT, THE UNPAID INTEREST ADDED TO THE UNPAID LOAN AMOUNT IS TREATED AS A DISTRIBUTION AND TAXED ACCORDINGLY.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually.

NET LOAN COST. In addition to the loan interest we charge, on each contract anniversary we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. Since the interest charged is 5% and the collateral earnings on such amounts are 4%, the current net loan cost on loaned amounts is 1%. The net cash surrender value takes this charge into account on a pro-rated basis. We take the net loan cost into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.

CANCELLATION DUE TO EXCESS DEBT. If the loan debt exceeds the larger of the cash surrender value and the fixed base on a processing date, INCLUDING A PROCESSING DATE DURING THE GUARANTEE PERIOD, we will cancel the Contract 61 days after we mail a notice of intent to terminate the Contract to you unless we have received at least the minimum repayment amount specified in the notice.

DEATH BENEFIT PROCEEDS

We will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

AMOUNT OF DEATH BENEFIT PROCEEDS. The death benefit proceeds are the larger of the face amount and the variable insurance amount, less any loan debt.

The values used in calculating the death benefit proceeds are as of the date of death. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately before the grace period minus any overdue charges. (See "When the Guarantee Period is Less Than for Life".)

VARIABLE INSURANCE AMOUNT. We determine the variable insurance amount daily by multiplying the cash surrender value by the net single premium factor.

                           NET SINGLE PREMIUM FACTOR

             We use the net single premium factor to determine the amount of death benefit purchased by $1.00 of cash surrender value. It is based on the insured's sex, attained age, and underwriting class on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash surrender value will decrease over time. Also, net single premium factors may be higher for a woman than for a man of the same age. Your contract contains a table of net single premium factors as of each anniversary.

               TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                               ON ANNIVERSARIES
                          STANDARD UNDERWRITING CLASS

  ATTAINED
     AGE         MALE      FEMALE
          5     10.26609   12.37715
         15      7.41160    8.96255
         25      5.50386    6.47763
         35      3.97199    4.64820
         45      2.87751    3.36402
         55      2.14059    2.48932
         65      1.65787    1.87555
         75      1.35396    1.45951
         85      1.18028    1.21264

For joint insureds, see "Joint Insureds".

PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after our Service Center receives all the information needed to process the payment. We may delay payment, however, if we are contesting the Contract or under the circumstances described in "Using the Contract" and "Other Contract Provisions".

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

For joint insureds, see "Joint Insureds".

DOLLAR COST AVERAGING

WHAT IS IT? Once the feature is available in your state, the Contract will offer an optional transfer feature called Dollar Cost Averaging ("DCA"). Contact the Service Center about availability. This feature allows you to make automatic monthly transfers from the Money Reserve Portfolio to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short-term price fluctuations on investment cost. Since the same dollar amount is transferred to selected divisions each month, more units of a division are purchased when their value is low and fewer units are purchased when their value is high. Therefore, over the long haul a DCA program may let you buy units at a lower average cost. However, a DCA program does not assure a profit or protect against a loss in declining markets.

Once available, you can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the Money Reserve Portfolio is zero. While the DCA program is in place any amount in the Money Reserve Portfolio is available for transfer.

MINIMUM AMOUNTS. To elect DCA, you need to have a minimum amount in the Money Reserve Portfolio. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your Money Reserve Portfolio be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Money Reserve Portfolio to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Money Reserve Portfolio is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

WHEN DO WE MAKE DCA TRANSFERS? We'll make the first DCA transfer on the first monthiversary date after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Contract.

RIGHT TO EXCHANGE CONTRACT

At any time you may exchange your Contract for a contract with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Contract to our Service Center.

The new contract will have the same owner, insured, and beneficiary as those of the original Contract on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Contract on the date of the exchange. Any loan debt will be carried over to the new contract.

We won't require evidence of insurability to exchange for a new "fixed" contract.

For joint insureds, see "Joint Insureds".

INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a separate account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Contract for its net cash surrender value, you may also choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100.

For joint insureds, see "Joint Insureds".

Income plans include:

    - ANNUITY PLAN. An amount can be used to purchase a single premium immediate annuity.

    - INTEREST PAYMENT. You can leave amounts with us to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

    - INCOME FOR A FIXED PERIOD. We make payments in equal installments for up to a fixed number of years.

    - INCOME FOR LIFE. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

    - INCOME OF A FIXED AMOUNT. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

    - JOINT LIFE INCOME. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, full payments are made. If one dies, payments of at least two-thirds of the full amount are made. Payments end completely when both named persons die.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR CONTRACTUAL OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, we will send you a statement showing the allocation of your investment base, death benefit, cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division".)

We will also send you an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

OWNERSHIP. The contract owner is the insured, unless someone other than the insured has been named as the owner in the application. The contract owner has all rights and options described in the Contract.

If you are not the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the contract and have all your rights. If you don't name a contingent owner and you die before the insured, your estate will then own your interest in the Contract.

If there is more than one contract owner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

CHANGING THE OWNER. During the insured's lifetime, you have the right to transfer ownership of the Contract. However, if you've named an irrevocable beneficiary, that person will need to consent. The new owner will have all rights and options described in the Contract. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

ASSIGNING THE CONTRACT AS COLLATERAL. You may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

A collateral assignment will generally be treated as a taxable distribution and may be subject to a 10% penalty tax.

NAMING BENEFICIARIES. We will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when certain contract rights and options are exercised. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

CHANGING THE INSURED. Subject to certain requirements, you may request a change of insured once each contract year. We must receive a written request signed by you and the proposed new insured. Neither the original nor the new insured can have attained ages as of the effective date of the change of less than 21 or more than 75. The new insured must have been alive at the time the Contract was issued. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Contract cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the processing date on or next following the date of approval, provided the new insured is still living at that time and the Contract is still in force at that time.

We will change the Contract as follows on the effective date:

    - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the contract date);

    - the guaranteed maximum cost of insurance rates will be those in effect on the contract date for the new insured's issue age, sex and underwriting class;

    - we will deduct a charge for changing the insured from the Contract's investment base on the effective date. This charge will also then be reflected in the Contract's fixed base. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500. This charge may be reduced in certain group or sponsored arrangements;

    - the variable insurance amount will reflect the change of insured; and

    - the Contract's issue date will be the effective date of the change.

We may also change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class. The new guarantee period cannot be less than the minimum guarantee period for which we would then issue a Contract based on the new insured's attained age as of the effective date of the change.

This option is not generally available for joint insureds.

Changing the insured will generally be treated as a taxable transaction.

MATURITY PROCEEDS. The maturity date is the contract anniversary nearest the insured's 100th birthday. On the maturity date, we will pay you the net cash surrender value, provided the insured is still living at that time and the Contract is in effect at that time.

WHEN WE MAKE PAYMENTS. We generally pay death benefit proceeds, partial withdrawals, loans and net cash surrender value within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

    - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

    - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or

    - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets.

For joint insureds, see "Joint Insureds".

SOME ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate the procedures described below. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions. These include reallocations, loans and partial withdrawals.

PERSONAL IDENTIFICATION NUMBER. We will send you a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests.

REALLOCATING THE INVESTMENT BASE. Contract owners can reallocate their investment base either in writing or by telephone. If you request the reallocation by telephone, you must give your PIN as well as your Contract number. We will give a confirmation number over the telephone and then follow up in writing.

REQUESTING A LOAN. You may request a loan in writing or, if all required authorization forms are on file, by telephone. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds may be transferred directly to that CMA account.

REQUESTING PARTIAL WITHDRAWALS. Beginning in the second contract year, you may request partial withdrawals in writing or by telephone if all required telephone authorization forms are on file. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us how much to withdraw and from which investment divisions.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will usually wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds can be transferred directly to that CMA account.

TELEPHONE REQUESTS. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) will generally be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transfers.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN THE APPLICATION. If an age or sex stated in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. We will pay the correct benefits for the true age or sex.

INCONTESTABILITY. We will rely on statements made in the applications. We can contest the validity of a Contract if any material misstatements are made in the application. We can also contest the validity of any change in face amount requested if any material misstatements are made in any application required for that change. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a Contract after it has been in effect during the insured's lifetime for two years from the date of issue. We won't contest any change in face amount after the change has been in effect during the insured's lifetime for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date the payment was received and accepted.

PAYMENT IN CASE OF SUICIDE. If the insured commits suicide within two years from the Contract's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made.

If the insured commits suicide within two years of the effective date of any increase in face amount requested, any amount of death benefit attributable to the increase in the face amount will be limited to the amount of mortality cost deductions made for the increase.

If the insured commits suicide within two years of any date an additional payment is received and accepted, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment.

The death benefit will be reduced by any loan debt.

CONTRACT CHANGES--APPLICABLE FEDERAL TAX LAW. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. To maintain this qualification to the maximum extent of the law, we reserve the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable federal tax law as we may interpret it. Further, we reserve the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and you will be given advance written notice of such changes.

For joint insureds, see "Joint Insureds".

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the deferred load, cost of insurance rates and the minimum payment, and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Contract or additional payment is approved. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing these Contracts.

SELLING THE CONTRACTS

ROLE OF MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED. MLPF&S is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts we issue, as well as variable life insurance and variable annuity contracts issued by Merrill Lynch Life Insurance Company, an affiliate of ours. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Asset Management, the investment adviser for the Series Fund and the Variable Series Funds.

MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S Financial Consultants.

ROLE OF MERRILL LYNCH LIFE AGENCY, INC. Contracts are sold by registered representatives of MLPF&S who are also licensed through Merrill Lynch Life Agency, Inc. as insurance agents for us. We have entered into a distribution agreement with MLPF&S and companion sales agreements with Merrill Lynch Life Agency, Inc. through which the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agency, Inc. and/or MLPF&S. The amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1998, December 31, 1997, and December 31, 1996 were $366,803, $400,483, and $263,503 respectively.

COMMISSIONS. The maximum commission we will pay to Financial Consultants ("FC") is 3.1% of each premium. Additional annual compensation of no more than 0.13% of the investment base may also be paid to your FC. FCs may elect to receive a lower commission as a percent of each premium in exchange for higher compensation as a percent of the investment base. In such a case, the maximum additional annual compensation is 0.51% of the investment base. Commissions may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

The maximum commission we will pay to the applicable insurance agency to be used to pay commissions to FCs is 3.5% of each premium.

For sales of Contracts to Merrill Lynch employees FCs receive reduced commissions.

TAX CONSIDERATIONS

INTRODUCTION. The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

TAX STATUS OF THE CONTRACT. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the IRC. Although guidance as to how these requirements are to be applied is limited, we believe that a Contract should satisfy the applicable requirements. However, there is less guidance with respect to Policies issued on a substandard basis (I.E., a premium class involving a higher than standard mortality risk) and Contracts insuring two lives, and there is more uncertainty as to those Contracts. If it is subsequently determined that Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and reserve the right to restrict Contract transactions in order to do so.

DIVERSIFICATION REQUIREMENTS. IRC section 817(h) and the regulations under it provide that separate account investments underlying a Contract must be "adequately diversified" for it to qualify as a life insurance contract under IRC section 7702. The Separate Account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life Contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract such as the flexibility of an owner to allocate premium payments and reallocate investment base have not been explicitly addressed in published IRS rulings. While we believe that the Contracts do not give owners investment control over variable account assets, we reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the Contract.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS IN GENERAL. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each owner or beneficiary. A tax advisor should be consulted on these consequences.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the cash surrender value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by (e.g., by assignment), a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

"MODIFIED ENDOWMENT CONTRACT". Under the IRC, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. In most cases the Contract will be classified as a Modified Endowment Contract. Any Contract issued in exchange for a Modified Endowment Contract will be a Modified Endowment Contract. A Contract issued in exchange for a life insurance contract that is not a Modified Endowment Contract will generally not be treated as a Modified Endowment Contract. The payment of additional premiums at the time of or after the exchange or certain changes to the Contract after it is issued may, however, cause the Contract to become a Modified Endowment Contract. A prospective owner should consult a tax advisor before effecting an exchange.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All pre-death distributions, (including partial withdrawals, loans, collateral assignments, capitalized interest or complete surrender) will be treated as ordinary income on an income first basis up to the amount of any income in the Contract (the cash surrender value less the owner's investment in the Contract) immediately before the distribution.

(2) A 10 percent additional income tax is imposed on the amount included in income except where the distribution (including loans, capitalized interest, assignments, partial withdrawals or complete surrender) is made when the owner has attained age 59 1/2 or becomes disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or 1ife expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Contract that is not a Modified Endowment Contact are generally treated first as a recovery of an owner's investment in the Contract and, only after the recovery of all investment in the Contract, as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes, if Contract benefits are reduced during the first 15 Contract Years, may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate premiums. When a distribution is taken from the Contract, your investment in the Contract is generally reduced by the amount of the distribution that is tax-free.

LOANS. In general, interest on a loan from a Contract will not be deductible. Before taking out a Contract loan, an owner should consult a tax advisor as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that we (or our affiliates) issue to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Contract.

WE DON'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION REGARDING THE CONTRACT.

THE ABOVE DISCUSSION IS NOT INTENDED AS TAX ADVICE. FOR TAX ADVICE YOU SHOULD CONSULT A COMPETENT TAX ADVISER. ALTHOUGH THIS TAX DISCUSSION IS BASED ON OUR UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED, WE CAN'T GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

ML LIFE INSURANCE COMPANY OF NEW YORK'S INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain contract acquisition expenses over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and will result in a significantly higher corporate income tax liability for us in early contract years. We make a charge, included in the Contract's deferred contract load, to compensate us for the anticipated higher corporate income taxes that result from the sale of a Contract. (See "Deferred Contract Load".)

We currently make no other charges to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Contracts. We reserve the right, however, to make a charge for any tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the Contracts.

REINSURANCE

We intend to reinsure some of the risks assumed under the Contracts.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, CASH SURRENDER VALUES AND
  ACCUMULATED PAYMENTS

The tables below demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and assume maximum mortality charges.

    1. The illustration on page 44 is for a Contract issued to a male age 5 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $93,421 and a guarantee period for life.

    2. The illustration on page 45 is for a Contract issued to a female age 40 in the standard-simplified underwriting class with a single payment of $25,000, a face amount of $89,668 and a guarantee period for life.

    3. The illustration on page 46 is for a Contract issued to a male age 55 in the standard-simplified underwriting class with a single payment of $30,000, a face amount of $58,438 and a guarantee period for life.

    4. The illustration on page 47 is for a Contract issued to a male age 65 in the standard-simplified underwriting class with a single payment of $35,000, a face amount of $52,803 and a guarantee period for life.

    5. The illustration on page 48 is for a Contract issued to a male age 65 and a female age 65 in the standard-simplified underwriting class with a single payment of $35,000, a face amount of $67,012 and a guarantee period for life.

The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, investment base and cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.

The amounts shown in the tables also assume an additional charge of .58%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1998 expenses (including monthly advisory fees and operating expenses) for the Funds, and the current trust charge. This charge also reflects expense reimbursements made in 1998 (or estimated for 1999) to certain portfolios by the investment adviser to the respective portfolio. These reimbursements amounted to .17%, .13%, .03%, .35%, and .98% of the average daily net assets of the Developing Capital Markets Focus Fund, the Natural Resources Portfolio, the Alliance Premier Growth Portfolio, the Alliance Quasar Portfolio, and the Mercury V.I. U.S. Large Cap Fund, respectively. (See "Charges to Fund Assets".) The actual charge under a Contract for Fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.

Taking into account the .90% asset charge in the Separate Account and the .58% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.47%, 4.47%, and 10.42%, respectively. The gross returns are before any deductions and should not be compared to rates which reflect deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future (although they do reflect the charge for federal income taxes included in the deferred contract loading, see "Deferred Contract Load"). In order to produce after tax returns of 0%, 6% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

We will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard underwriting class.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 5
       $10,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
              FACE AMOUNT: $93,421      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                      TOTAL                    END OF YEAR
                                                                     PAYMENTS               DEATH BENEFIT (2)
                                                                    MADE PLUS          ASSUMING HYPOTHETICAL GROSS
                                                                  INTEREST AT 5%       ANNUAL INVESTMENT RETURN OF
                                                                   AS OF END OF    -----------------------------------
CONTRACT YEAR                                      PAYMENTS (1)        YEAR           0%          6%          12%
-------------------------------------------------  ------------  ----------------  ---------  ----------  ------------
1................................................   $   10,000     $     10,500    $  93,421  $   94,245  $    100,129
2................................................            0           11,025       93,421      95,021       107,131
3................................................            0           11,576       93,421      95,752       114,451
4................................................            0           12,155       93,421      96,441       122,116
5................................................            0           12,763       93,421      97,089       130,153
6................................................            0           13,401       93,421      97,699       138,591
7................................................            0           14,071       93,421      98,274       147,460
8................................................            0           14,775       93,421      98,815       156,795
9................................................            0           15,513       93,421      99,325       166,629
10...............................................            0           16,289       93,421      99,805       177,000
15...............................................            0           20,789       93,421     102,092       238,947
20 (age 25)......................................            0           26,533       93,421     104,432       322,567
30 (age 35)......................................            0           43,219       93,421     109,269       587,599
60 (age 65)......................................            0          186,792       93,421     125,183     3,557,469

                                                                        END OF YEAR                         END OF YEAR
                                                                    INVESTMENT BASE (2)               CASH SURRENDER VALUE (2)
                                                                ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                                                                ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
                                                             ----------------------------------  ----------------------------------
CONTRACT YEAR                                                   0%         6%          12%          0%         6%          12%
-----------------------------------------------------------  ---------  ---------  ------------  ---------  ---------  ------------
1..........................................................  $   9,685  $  10,278  $     10,869  $   8,875  $   9,468  $     10,059
2..........................................................      9,379     10,571        11,826      8,659      9,851        11,106
3..........................................................      9,083     10,884        12,886      8,453     10,254        12,256
4..........................................................      8,796     11,214        14,056      8,256     10,674        13,516
5..........................................................      8,514     11,559        15,342      8,064     11,109        14,892
6..........................................................      8,239     11,923        16,762      7,879     11,563        16,402
7..........................................................      7,965     12,299        18,319      7,695     12,029        18,049
8..........................................................      7,689     12,685        20,022      7,509     12,505        19,842
9..........................................................      7,404     13,074        21,872      7,314     12,984        21,782
10.........................................................      7,111     13,466        23,882      7,111     13,466        23,882
15.........................................................      5,966     15,975        37,388      5,966     15,975        37,388
20 (age 25)................................................      4,828     18,974        58,607      4,828     18,974        58,607
30 (age 35)................................................      2,932     27,510       147,936      2,932     27,510       147,936
60 (age 65)................................................          0     75,508     2,145,807          0     75,508     2,145,807

--------
(1) All payments are illustrated as if made at the beginning of the contract year.

(2)  Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                              FEMALE ISSUE AGE 40
       $25,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
              FACE AMOUNT: $89,668      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                                END OF YEAR
                                                                          TOTAL              DEATH BENEFIT (2)
                                                                        PAYMENTS        ASSUMING HYPOTHETICAL GROSS
                                                                        MADE PLUS       ANNUAL INVESTMENT RETURN OF
END OF                                                                 INTEREST AT   ---------------------------------
CONTRACT YEAR                                           PAYMENTS (1)       5%           0%          6%         12%
------------------------------------------------------  ------------  -------------  ---------  ----------  ----------
1.....................................................   $   25,000    $    26,250   $  89,668  $   90,458  $   96,103
2.....................................................            0         27,563      89,668      91,202     102,822
3.....................................................            0         28,941      89,668      91,904     109,848
4.....................................................            0         30,388      89,668      92,565     117,208
5.....................................................            0         31,907      89,668      93,187     124,926
6.....................................................            0         33,502      89,668      93,774     133,032
7.....................................................            0         35,178      89,668      94,327     141,554
8.....................................................            0         36,936      89,668      94,847     150,523
9.....................................................            0         38,783      89,668      95,338     159,970
10....................................................            0         40,722      89,668      95,800     169,932
15....................................................            0         51,973      89,668      97,995     229,404
20 (age 60)...........................................            0         66,332      89,668     100,241     309,714
30 (age 70)...........................................            0        108,049      89,668     104,892     564,659

                                                                        END OF YEAR                       END OF YEAR
                                                                    INVESTMENT BASE (2)             CASH SURRENDER VALUE (2)
                                                                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                                                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
END OF                                                        --------------------------------  --------------------------------
CONTRACT YEAR                                                    0%         6%         12%         0%         6%         12%
------------------------------------------------------------  ---------  ---------  ----------  ---------  ---------  ----------
1...........................................................  $  24,244  $  25,726  $   27,206  $  22,219  $  23,701  $   25,181
2...........................................................     23,488     26,472      29,615     21,688     24,672      27,815
3...........................................................     22,730     27,236      32,246     21,155     25,661      30,671
4...........................................................     21,972     28,021      35,121     20,622     26,671      33,771
5...........................................................     21,212     28,826      38,261     20,087     27,701      37,136
6...........................................................     20,452     29,653      41,690     19,552     28,753      40,790
7...........................................................     19,691     30,503      45,437     19,016     29,828      44,762
8...........................................................     18,927     31,374      49,527     18,477     30,924      49,077
9...........................................................     18,162     32,269      53,993     17,937     32,044      53,768
10..........................................................     17,395     33,189      58,871     17,395     33,189      58,871
15..........................................................     14,583     39,366      92,155     14,583     39,366      92,155
20 (age 60).................................................     11,551     46,472     143,585     11,551     46,472     143,585
30 (age 70).................................................      4,404     63,694     342,880      4,404     63,694     342,880

--------
(1) All payments are illustrated as if made at the beginning of the contract year.

(2)  Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 55
       $30,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
              FACE AMOUNT: $58,438      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                         TOTAL                  END OF YEAR
                                                                        PAYMENTS             DEATH BENEFIT (2)
                                                                       MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                     INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                           AS         --------------------------------
CONTRACT YEAR                                         PAYMENTS (1)   OF END OF YEAR      0%         6%         12%
----------------------------------------------------  ------------  ----------------  ---------  ---------  ----------
1...................................................   $   30,000     $     31,500    $  58,438  $  58,954  $   62,638
2...................................................            0           33,075       58,438     59,441      67,026
3...................................................            0           34,729       58,438     59,901      71,617
4...................................................            0           36,465       58,438     60,335      76,428
5...................................................            0           38,288       58,438     60,744      81,474
6...................................................            0           40,203       58,438     61,130      86,775
7...................................................            0           42,213       58,438     61,494      92,348
8...................................................            0           44,324       58,438     61,836      98,213
9...................................................            0           46,540       58,438     62,158     104,392
10 (age 65).........................................            0           48,867       58,438     62,461     110,906
15..................................................            0           62,368       58,438     63,895     149,810
20..................................................            0           79,599       58,438     65,363     202,404
30..................................................            0          129,658       58,438     68,406     369,744

                                                                        END OF YEAR                       END OF YEAR
                                                                    INVESTMENT BASE (2)             CASH SURRENDER VALUE (2)
                                                                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                                                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                                              --------------------------------  --------------------------------
CONTRACT YEAR                                                    0%         6%         12%         0%         6%         12%
------------------------------------------------------------  ---------  ---------  ----------  ---------  ---------  ----------
1...........................................................  $  28,965  $  30,740  $   32,509  $  26,535  $  28,310  $   30,079
2...........................................................     27,921     31,487      35,229     25,761     29,327      33,069
3...........................................................     26,872     32,241      38,178     24,982     30,351      36,288
4...........................................................     25,817     33,004      41,374     24,197     31,384      39,754
5...........................................................     24,755     33,774      44,839     23,405     32,424      43,489
6...........................................................     23,685     34,551      48,592     22,605     33,471      47,512
7...........................................................     22,605     35,333      52,654     21,795     34,523      51,844
8...........................................................     21,513     36,116      57,044     20,973     35,576      56,504
9...........................................................     20,406     36,897      61,784     20,136     36,627      61,514
10 (age 65).................................................     19,283     37,675      66,897     19,283     37,675      66,897
15..........................................................     14,725     42,956     100,714     14,725     42,956     100,714
20..........................................................      9,575     48,276     149,490      9,575     48,276     149,490
30..........................................................          0     57,957     313,268          0     57,957     313,268

--------
(1) All payments are illustrated as if made at the beginning of the contract year.

(2)  Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 65
       $35,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
              FACE AMOUNT: $52,803      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                         TOTAL                  END OF YEAR
                                                                        PAYMENTS             DEATH BENEFIT (2)
                                                                       MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                     INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                           AS         --------------------------------
CONTRACT YEAR                                         PAYMENTS (1)   OF END OF YEAR      0%         6%         12%
----------------------------------------------------  ------------  ----------------  ---------  ---------  ----------
1...................................................   $   35,000     $     36,750    $  52,803     53,271      56,604
2...................................................            0           38,588       52,803     53,712      60,577
3...................................................            0           40,517       52,803     54,131      64,736
4...................................................            0           42,543       52,803     54,526      69,096
5...................................................            0           44,670       52,803     54,899      73,670
6...................................................            0           46,903       52,803     55,251      78,476
7...................................................            0           49,249       52,803     55,582      83,528
8...................................................            0           51,711       52,803     55,894      88,846
9...................................................            0           54,296       52,803     56,187      94,448
10 (age 75).........................................            0           57,011       52,803     56,462     100,353
15..................................................            0           72,762       52,803     57,761     135,620
20..................................................            0           92,865       52,803     59,090     183,321
30..................................................            0          151,268       52,803     61,843     335,096

                                                                        END OF YEAR                       END OF YEAR
                                                                    INVESTMENT BASE (2)             CASH SURRENDER VALUE (2)
                                                                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                                                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                                              --------------------------------  --------------------------------
CONTRACT YEAR                                                    0%         6%         12%         0%         6%         12%
------------------------------------------------------------  ---------  ---------  ----------  ---------  ---------  ----------
1...........................................................  $  33,639  $  35,706  $   37,763  $  30,804  $  32,871      34,928
2...........................................................     32,267     36,408      40,738     29,747     33,888      38,218
3...........................................................     30,885     37,104      43,941     28,680     34,899      41,736
4...........................................................     29,494     37,796      47,390     27,604     35,906      45,500
5...........................................................     28,094     38,482      51,102     26,519     36,907      49,527
6...........................................................     26,682     39,161      55,092     25,422     37,901      53,832
7...........................................................     25,255     39,827      59,376     24,310     38,882      58,431
8...........................................................     23,811     40,476      63,967     23,181     39,846      63,337
9...........................................................     22,344     41,102      68,876     22,029     40,787      68,561
10 (age 75).................................................     20,852     41,701      74,118     20,852     41,701      74,118
15..........................................................     14,611     46,014     108,040     14,611     46,014     108,040
20..........................................................      7,888     50,064     155,320      7,888     50,064     155,320
30..........................................................          0     57,629     312,260          0     57,629     312,260

--------
(1) All payments are illustrated as if made at the beginning of the contract year.

(2)  Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
             JOINT INSUREDS: FEMALE ISSUE AGE 65/MALE ISSUE AGE 65
       $35,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
              FACE AMOUNT: $67,012      GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                         TOTAL                  END OF YEAR
                                                                        PAYMENTS             DEATH BENEFIT (2)
                                                                       MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                     INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                           AS         --------------------------------
CONTRACT YEAR                                         PAYMENTS (1)   OF END OF YEAR      0%         6%         12%
----------------------------------------------------  ------------  ----------------  ---------  ---------  ----------
1...................................................   $   35,000     $     36,750    $  67,012  $  67,672  $   71,977
2...................................................            0           38,588       67,012     68,287      77,138
3...................................................            0           40,517       67,012     68,861      82,516
4...................................................            0           42,543       67,012     69,396      88,131
5...................................................            0           44,670       67,012     69,895      94,004
6...................................................            0           46,903       67,012     70,360     100,158
7...................................................            0           49,249       67,012     70,794     106,615
8...................................................            0           51,711       67,012     71,199     113,399
9...................................................            0           54,296       67,012     71,576     120,537
10 (age 75).........................................            0           57,011       67,012     71,927     128,053
15..................................................            0           72,762       67,012     73,577     172,922
20..................................................            0           92,865       67,012     75,268     233,623
30..................................................            0          151,268       67,012     78,772     426,855

                                                                        END OF YEAR                       END OF YEAR
                                                                    INVESTMENT BASE (2)             CASH SURRENDER VALUE (2)
                                                                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                                                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                                                              --------------------------------  --------------------------------
CONTRACT YEAR                                                    0%         6%         12%         0%         6%         12%
------------------------------------------------------------  ---------  ---------  ----------  ---------  ---------  ----------
1...........................................................  $  34,086  $  36,167  $   38,247  $  30,621  $  32,702  $   34,782
2...........................................................     33,156     37,355      41,798     30,076     34,275      38,718
3...........................................................     32,209     38,563      45,677     29,514     35,868      42,982
4...........................................................     31,239     39,788      49,906     28,929     37,478      47,596
5...........................................................     30,247     41,025      54,513     28,322     39,100      52,588
6...........................................................     29,226     42,273      59,523     27,686     40,733      57,983
7...........................................................     28,175     43,525      64,963     27,020     42,370      63,808
8...........................................................     27,087     44,774      70,856     26,317     44,004      70,086
9...........................................................     25,954     46,012      77,223     25,569     45,627      76,838
10 (age 75).................................................     24,771     47,230      84,085     24,771     47,230      84,085
15..........................................................     19,859     54,908     129,045     19,859     54,908     129,045
20..........................................................     13,308     61,837     191,933     13,308     61,837     191,933
30..........................................................          0     73,292     397,159          0     73,292     397,159

--------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2)  Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 JOINT INSUREDS

The Contract can insure two lives. Some of the discussions in this Prospectus applicable to the Contract apply only to a Contract on a single insured. Set out below are the modifications to the designated sections of this Prospectus for joint insureds. Except in the sections noted below, the discussions in this Prospectus referencing a single insured can be read as applying to two insureds.

AVAILABILITY AND PAYMENTS (REFERENCE PAGE CAPSULE SUMMARY)

A Contract may be issued for insureds up to age 80. The minimum initial payment for a Contract is $5,000 if either insured is under age 20. If neither insured is under age 20 the minimum initial payment is $10,000.

We will not accept an initial payment that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. This minimum will range from 10 to 40 years depending on the age of the younger insured.

WHO MAY BE COVERED (REFERENCE PAGE 21)

We will issue a Contract on the lives of two insureds provided the relationship among the applicant and the insureds meets our insurable interest requirements and provided neither insured is over age 80 and no more than one insured is under age 20. We will determine the insureds' issue ages using their ages as of their birthdays nearest the contract date.

The initial payment, or the planned periodic payments elected, and the average age of the insureds determine whether underwriting will be done on a simplified or medical basis. The maximum amount underwritten on a simplified basis for joint insureds depends on our administrative rules in effect at the time of underwriting.

Under both simplified and medical underwriting methods, Contracts may be issued on joint insureds in a standard underwriting class only.

INITIAL PAYMENT (REFERENCE PAGE 22)

The minimum initial payment for a Contract is $5,000 if either insured is under age 20. If neither insured is under age 20 the minimum initial payment is $10,000.

We will not accept an initial payment for a specified face amount that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. The minimum will range from 10 to 40 years depending on the age of the younger insured.

MAKING ADDITIONAL PAYMENTS

PAYMENTS NOT UNDER A PERIODIC PLAN (REFERENCE PAGE 24). You may make additional payments which are not under a periodic payment plan only if both insureds are living and the attained ages of both insureds are not over 80.

PAYMENTS UNDER A PERIODIC PLAN (REFERENCE PAGE 23). You may change the frequency and the amount of planned payments provided both insureds are living. Planned payments must be received while at least one insured is living.

EFFECT OF ADDITIONAL PAYMENTS (REFERENCE PAGE 24). If the guarantee period prior to receipt and acceptance of an additional payment is less than for the life of the younger insured, the payment will first be used to extend the guarantee period to the whole of life of the younger insured.

CHANGING THE FACE AMOUNT

INCREASING THE FACE AMOUNT (REFERENCE PAGE 26). You may increase the face amount of your Contract only if both insureds are living. A change in face amount is not permitted if the attained age of either insured is over 80.

DECREASING THE FACE AMOUNT (REFERENCE PAGE 26). You may decrease the face amount of your Contract if either insured is living.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED CONTRACT LOAD (REFERENCE PAGE 28). The deferred contract load equals 11.0% of each payment. This charge consists of a sales load, a charge for federal income taxes measured by premiums and a state and local premium tax charge.

The sales load, equal to 7% of each payment, compensates us for sales expenses. The sales load may be reduced if cumulative payments are sufficiently high to reach certain breakpoints (4% of payments in excess of $1.5 million and 2% of payments in excess of $4 million). The charge for federal taxes is equal to 2% of each payment. (See "ML of New York's Income Taxes".) The state and local premium tax charge, equal to 2% of payments, compensates us for state and local premium taxes that must be paid when a payment is accepted.

We deduct an amount equal to 1.1% of each payment from the investment base on each of the ten contract anniversaries following payment.

MORTALITY COST (COST OF INSURANCE) (REFERENCE PAGE 29). For Contracts issued on joint insureds, current cost of insurance rates are equal to the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates are based on the 1980 Commissioners Aggregate Mortality Table and do not distinguish between insureds in a smoker underwriting class and insureds in a non-smoker underwriting class. The cost of insurance rates are based on an aggregate class which is made up of a blend of smokers and non-smokers.

GUARANTEE PERIOD

WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE (REFERENCE PAGE 31). If we cancel a Contract, you may reinstate it only if neither insured has died between the date the Contract was terminated and the effective date of the reinstatement and you meet the other conditions listed.

NET CASH SURRENDER VALUE

CANCELING TO RECEIVE NET CASH SURRENDER VALUE (REFERENCE PAGE 32). You may cancel your Contracts at any time while either insured is living.

DEATH BENEFIT PROCEEDS (REFERENCE PAGE 35)

We will pay the death benefit proceeds to the beneficiary when our Service Center receives all information needed to process the payment, including due proof of the last surviving insured's death. We must receive proof of death for both insureds. There is no death benefit payable at the first death. When we are first provided reliable notification of the last surviving insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

If one of the insureds should die within two years from the Contract's issue date, within two years from the effective date of any increase in face amount requested or within two years from the date an additional payment was received and accepted, proof of the insured's death should be sent promptly to our Service Center since we may only pay a limited benefit or contest the Contract. (See "Incontestability" and "Payment in Case of Suicide" on pages 31 and 32.)

NET SINGLE PREMIUM FACTOR (REFERENCE PAGE 36)

The net single premium factors are based on the insureds' sexes, attained ages, and underwriting classes on the date of calculation.

PAYMENT OF DEATH BENEFIT PROCEEDS (REFERENCE PAGE 36)

If payment is delayed, we will add interest from the date of the last surviving insured's death to the date of payment at an annual rate of at least 4%.

RIGHT TO EXCHANGE CONTRACT (REFERENCE PAGE 37)

You may exchange your Contract for a joint and last survivor Contract with benefits that don't vary with the investment results of a Separate Account.

USING THE CONTRACT

OWNERSHIP (REFERENCE PAGE 39). The contract owner is usually one of the insureds, unless another owner has been named in the application.

The contract owner may want to name a contingent owner in the event the contract owner dies before the last surviving insured. The contingent owner would then own the contract owner's interest in the Contract and have all the contract owner's rights.

NAMING BENEFICIARIES (REFERENCE PAGE 39). We pay the primary beneficiary the proceeds of this Contract upon the last surviving insured's death. If no contingent beneficiary is living, we pay the last surviving insured's estate.

CHANGING THE INSURED (REFERENCE PAGE 40). Not available for joint insureds.

MATURITY PROCEEDS (REFERENCE PAGE 40). The maturity date is the contract anniversary nearest the younger insured's 100th birthday. On the maturity date, we will pay the net cash surrender value to you, provided either insured is living.

OTHER CONTRACT PROVISIONS

INCONTESTABILITY (REFERENCE PAGE 42). We won't contest the validity of a Contract after it has been in effect during the lifetimes of both insureds for two years from the issue date. We won't contest any change in face amount requested after the change has been in effect during the lifetimes of both insureds for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the lifetimes of both insureds for two years from the date the payment has been received and accepted.

PAYMENT IN CASE OF SUICIDE (REFERENCE PAGE 42). If either insured commits suicide within two years from the issue date, we will pay only a limited benefit and terminate the Contract. The benefit will be equal to the payments made reduced by any debt.

If either insured commits suicide within two years of the effective date of any increase in face amount requested, the coverage attributable to the increase will be terminated and a limited benefit will be paid. The benefit will be limited to the amount of mortality cost deductions made for the increase.

If either insured commits suicide within two years of any date an additional payment is received and accepted, the coverage attributable to the payment will be terminated and only a limited benefit will be paid. The benefit will be equal to the payment less any debt attributable to amounts borrowed during the two years from the date the payment was received and accepted.

Within 90 days of the death of the first insured, the owner may elect to apply the amount of the limited benefit to a single life contract on the life of the surviving insured, subject to the following provisions:

    - The new contract's issue date will be the date of death of the deceased insured;

    - The insurance age will be surviving insured's attained age on the new contract's issue date;

    - No medical examination or other evidence of insurability will be required for the new contract;

    - The face amount of the new contract will be determined by applying the limited benefit amount as a single premium payment under the new contract. The face amount of the new contract may not exceed the face amount of this Contract;

    - A written request for a new contract must be received at the Service
      Center;

    - The new contract cannot involve any other life;

    - Additional benefits or riders available on this Contract will be available with the new contract only with our consent;

    - The new contract will be issued at our then current rates for the surviving insured's attained age, based on the underwriting class assigned to the surviving insured when this Contract was underwritten. The underwriting class for the new contract may differ from that of this Contract; and

    - If the amount of insurance that would be purchased under the new contract falls below the minimum insurance amounts currently allowed, this option will not be available.

ESTABLISHING SURVIVORSHIP (ONLY APPLICABLE TO JOINT INSUREDS). If we are unable to determine which of the insureds was the last survivor on the basis of the proofs of death provided, we will consider insured No. 1 as designated in the application to be the last surviving insured.

INCOME PLANS (REFERENCE PAGE 38)

If no plan has been chosen when the last surviving insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to him or her to one or more of the income plans.

                MORE ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK

DIRECTORS AND EXECUTIVE OFFICERS

    Our directors and executive officers and their positions with us are as follows:

NAME                                  POSITION(S) WITH THE COMPANY
------------------------------------  -----------------------------------------------------------------------
Anthony J. Vespa....................  Chairman of the Board, President, and Chief Executive Officer

Joseph E. Crowne, Jr................  Director, Senior Vice President, Chief Financial Officer, Chief
                                      Actuary, and Treasurer

Michael P. Cogswell.................  Director, Vice President, and Senior Counsel

Frederick J.C. Butler...............  Director

Robert L. Israeloff.................  Director

Allen N. Jones......................  Director

Cynthia L. Kahn.....................  Director

Robert A. King......................  Director

Stanley C. Peterson.................  Director

Irving M. Pollack...................  Director

Robert J. Boucher...................  Senior Vice President, Variable Life Administration

Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Some directors have held various executive positions with insurance company subsidiaries of our indirect parent, Merrill Lynch & Co., Inc. The principal positions of our directors and executive officers for the past five years are listed below:

Mr. Vespa joined ML of New York in February 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S.

Mr. Crowne joined ML of New York in June 1991.

Mr. Skolnick joined ML of New York in November 1989. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc., and First Vice President and Assistant General Counsel of MLPF&S.

Mr. Dunford joined ML of New York in July 1990.

Ms. Farkas joined ML of New York in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.

Mr. Cogswell has been with ML of New York since November of 1990.

Mr. Butler joined ML of New York in April 1991. Since 1991, he has been Chairman of Butler, Chapman & Co., Inc., an investment banking firm.

Mr. Israeloff joined ML of New York in April 1991. Since 1964, he has been Chairman and Executive Partner of Israeloff, Trattner & Co., CPAs, P.C., a public accounting firm.

Mr. Jones joined ML of New York in June 1996. Since May 1992, he has been Senior Vice President of MLPF&S. From June 1992 to May 1995, he served as a director of ML of New York. From June 1992 to February 1994, he held the position of Chairman of the Board, President, and Chief Executive Officer of ML of New York.

Ms. Kahn joined ML of New York in November 1993. She is a partner at the law firm of Rogers & Wells. She has been associated with Rogers & Wells since 1984.

Mr. King joined ML of New York in April 1991. In May 1996, he retired from the position of Vice President for Finance at Marymount College, Tarrytown, New York, which he has held since February 1991.

Mr. Peterson joined ML of New York in December 1997. Since November 1997, he has been National Sales Director for MLLA. Prior to November 1997, he held various positions with MLLA.

Mr. Pollack joined ML of New York in April 1991. In 1980, he retired from Securities and Exchange Commission after thirty years of service, and having served as an SEC Commissioner from 1974 to 1980. Since 1980, he has practiced law and been a private consultant in the securities and capital markets fields.

Mr. Boucher joined ML of New York in May 1992.

None of our shares are owned by any of our officers or directors, as we are a wholly owned subsidiary of MLIG. Our officers and directors, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT

We and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Contracts. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. Charges billed to us by MLIG under the agreement were $4.8 million for the year ended December 31, 1998.

STATE REGULATION

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems we or the other service providers use do not properly address this problem before January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Substantial resources are being devoted to this effort. It is difficult to predict whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. Currently, we don't anticipate that the transition to the 21st century will have any material impact on our ability to continue to service the Contracts at current levels. In addition, we have sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000. We will continue to monitor the situation. At this time, however, we cannot give assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

EXPERTS

Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Separate Account as of December 31, 1998 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., our Chief Actuary and Chief Financial Officer, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, our Senior Vice President and General Counsel. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

Our financial statements, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

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